Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,194,981
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,110,431)
Dividend Income	617,257
Interest Income	267,979
ETF Transaction Fees	350
Total Income (Loss)	$3,970,136

Expenses
Management Fees	$167,360
Professional Fees	30,713
Brokerage Commissions	20,244
Directors' Fees and insurance	3,077
Total Expenses	$221,394
Net Income (Loss)	$3,748,742

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/25	$241,744,927
Additions (50,000 Shares)	3,777,639
Net Income (Loss)	3,748,742

Net Asset Value End of Month	$249,271,308
Net Asset Value Per Share (3,350,000 Shares)	$74.41

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,730,938
Unrealized Gain (Loss) on Market Value of Commodity Futures	(30,420,600)
Dividend Income	457,874
Interest Income	367,195
ETF Transaction Fees	3,850
Total Income (Loss)	$(26,860,743)

Expenses
Management Fees	$127,622
Professional Fees	43,776
Brokerage Commissions	1,494
Directors' Fees and insurance	2,890
Total Expenses	$175,782
Net Income (Loss)	$(27,036,525)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/25	$215,529,269
Additions (1,750,000 Shares)	48,709,330
Withdrawals ((500,000) Shares)	(17,567,061)
Net Income (Loss)	(27,036,525)

Net Asset Value End of Month	$219,635,013
Net Asset Value Per Share (8,100,000 Shares)	$27.12

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$9,925,919
Unrealized Gain (Loss) on Market Value of Commodity Futures	(34,531,031)
Dividend Income	1,075,131
Interest Income	635,174
ETF Transaction Fees	4,200
Total Income (Loss)	$(22,890,607)

Expenses
Management Fees	$294,982
Professional Fees	74,489
Brokerage Commissions	21,738
Directors' Fees and insurance	5,967
Total Expenses	$397,176
Net Income (Loss)	$(23,287,783)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/25	$457,274,196
Additions (1,800,000 Shares)	52,486,969
Withdrawals (500,000 Shares)	(17,567,061)
Net Income (Loss)	(23,287,783)

Net Asset Value End of Month	$468,906,321

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596